UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 27, 2005
                                                ______________________________


                             CFS Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



       Delaware                      000-24611                   35-2042093
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



707 Ridge Road, Munster, Indiana                                   46321
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (219) 836-5500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On January 27, 2005, CFS Bancorp, Inc. (the "Company") reported its results of operations for the year ended December 31, 2004.

     For additional information, reference is made to the Company's press release dated January 27, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibit is filed herewith.


          Exhibit Number   Description
          --------------   -----------

          99.1             Press release dated January 27, 2005





















                                    2


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CFS BANCORP, INC.



Date:  January 27, 2005       By: /s/ Brian L. Goins
                                  -----------------------------
                                  Brian L. Goins
                                  Vice President - Corporate Counsel